                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitute and appoints each of Robert H. Lutz, Jr., Robert L. Adair III and L. Keith Blackwell, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, acting along, to sign, execute and file with the Securities and Exchange Commission and any state securities regulatory board or commission any documents relating to the proposed issuance and registration of the securities offered pursuant to the Registration Statement of AMRESCO, INC. on Form S-3 under the Securities Act of 1933, including any amendment or amendments relating thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done.


                 SIGNATURE                                      TITLE                                                 DATE


        /s/ ROBERT H. LUTZ, JR.               Chairman of the Board and Chief Executive                           May 29, 1996
 ----------------------------------------                      Officer
            Robert H. Lutz, Jr.


        /s/ ROBERT L. ADAIR III                Director, President and Chief Operating                            May 29, 1996
 ----------------------------------------                      Officer
            Robert L. Adair III


         /s/ BARRY L. EDWARD                     Executive Vice President and Chief                               May 29, 1996
 ----------------------------------------      Financial Officer (Principal Financial
             Barry L. Edwards                                 Officer)


       /s/ JAMES P. COTTON, JR.                               Director                                            May 29, 1996
 ----------------------------------------
           James P. Cotton, Jr.


                                                              Director
 ----------------------------------------
             Richard L. Cravey


        /s/ GERALD E. EICKHOFF                                 Director                                            May 29, 1996
 ----------------------------------------
            Gerald E. Eickhoff


                                                              Director
 ----------------------------------------
           Edwin A. Wahlen, Jr.


         /s/ AMY J. JORGENSEN                                 Director                                            May 29, 1996
 ----------------------------------------
             Amy J. Jorgensen


                                                              Director
 ----------------------------------------
             John J. McDonough


        /s/ BRUCE W. SCHNITZER                                Director                                            May 29, 1996
 ----------------------------------------
            Bruce W. Schnitzer


        /s/ RONALD B. KIRKLAND               Vice President and Chief Accounting Officer                          May 29, 1996
 ----------------------------------------          (Principal Accounting Officer)
            Ronald B. Kirkland